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[NEW YORK LIFE LOGO]

MAINSTAY(R)
ANNUITIES
The Company You Keep(R)




                                APPLICATION FOR
                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                             AT AGE 80 OR 10 YEARS
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To New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)       Please print or type
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1. WHO WILL BE THE OWNER OF THIS CONTRACT?
Name (First, M.I., Last)                                    Date of Birth              Male    Female      SS# or Tax ID#
                                                            Month    Day     Year      / /      / /
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Mailing Address-Street                                       City               State                      Zip Code

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Tel. No. (day)                                              Tel. No. (eve)                              Relationship to Annuitant:
(     )                                                     (     )
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Joint Owner Name (First, M.I., Last) Relationship to Owner  Date of Birth              Male    Female      SS# or Tax ID#
                                                            Month    Day     Year      / /      / /

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2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE / /.                       (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)
NAME (First M.I., Last)                                     Date of Birth              Male    Female      SS# or Tax ID#
                                                            Month    Day     Year      / /      / /
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Mailing Address-Street                                      City               State                      Zip Code    Tel. No.
                                                                                                                      (    )
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3. WHAT IS YOUR PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, UNLESS INSTRUCTED OTHERWISE.)

Premium Amount $ __________________________________________

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4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT? NOTE: COMPLETE QUESTION 7 TO NAME A CONTINGENT BENEFICIARY.

Name:                                                         Relationship to Owner:              Percentage:

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Name:                                                         Relationship to Owner:              Percentage:

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5. WHAT IS THE PLAN TYPE? (COMPLETE ONE PLAN.)
    NON-            Is this a 1035 Exchange?    / / Yes  / / No          If yes, what is the Cost Basis?
/ / QUALIFIED       (If yes, submit Form 18263)                          $
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/ / IRA             Current Year Contribution        Prior Year Contribution           Transfer Amount        Rollover Amount
/ / SEP             $           Year______           $          Year_____              $                      $
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    403(b)          Transfer Amount                 NOTE:  If this is an IRA/SEP transfer/rollover or 403(b) transfer, submit
/ / (TSA)           $                                      Request for IRA Transfer/Direct Rollover or 403(b) Transfer Form.

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6. IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)
Company Name                                 Policy Number(s)                 Estimated Contract Value

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7. ARE THERE ADDITIONAL DETAILS?

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8. SIGNATURES
   We acknowledge receipt of a current prospectus and agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. 3) Unless otherwise indicated below, the Owner of this contract is the
   Applicant. (4) Under penalties of perjury, the Taxpayer Identification Numbers provided on this application are certified to be correct. (5) I/We understand that the annuity is not backed or guaranteed by any bank or insured by the FDIC. BENEFITS BASED
   ON THE PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

   Signed at______________________________________________________   ________________________________  ___________________________
                             City                                    State                             Date

   ______________________________________  __________________________________________  ___________________________________________
   Applicant (Owner)                       Annuitant (if other than Owner)             Joint Owner (if applicable)

   ______________________________________  __________________________________________  ___________________________________________
   Registered Representative's Signature   Registered Representative (print name)      Registered Representative's Tel. No.

   __________________________________________________________________________________  ___________________________________________
   Registered Representative's State and License No.                                   Reg. Representative's NYLIAC Code No.

   __________________________________________________________________________________  ___________________________________________
   Broker/Dealer Name and Address                                                       Broker/Dealer Tel. No.


200-596 (7/2000)                                                                          [RECYCLED LOGO]
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